Earnings Per Share (Tables)	6 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
Calculation of Basic and Diluted Earnings per Share
As a result of the foregoing, for the six months ended June 30, 2022, “Basic earnings per share” equaled “Diluted earnings per share”. The components of the calculation of basic and diluted earnings per common share in each of the periods comprising the accompanying unaudited interim condensed consolidated statements of comprehensive income are as follows:
	Six months ended June 30,	Six months ended June 30,
	2021	2022
Net income and comprehensive income	$7,602,568	$47,729,784

Weighted average number of common shares outstanding, basic	73,384,422	94,610,088
Earnings per common share, basic	0.10	0.50

Plus: Dilutive effect of warrants	2,818,587	—
Weighted average number of common shares outstanding, diluted	76,203,009	94,610,088
Earnings per common share, diluted	$0.10	$0.50